                                                                    Exhibit 99.2

                                CERTIFICATION OF
                            CHIEF FINANCIAL OFFICER
                     OF PLAINS ALL AMERICAN PIPELINE, L.P.
                         PURSUANT TO 18 U.S.C. Section 1350

     I, Phillip D. Kramer, Chief Financial Officer of Plains All American Pipeline, L.P. (the "Company"), hereby certify that:

     (i) the accompanying report on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report") by the Company fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (ii) the information contained in the Report fairly presents, in all material aspects, the financial operations and results of operations of the Company.

                                                /s/ Phillip D. Kramer
                                                -------------------------
                                                Name: Phillip D. Kramer
                                                Date: August 9, 2002